Exhibit 24
                                                                 Page 1 of 2



                       BALTIMORE GAS AND ELECTRIC COMPANY

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Baltimore Gas and Electric Company hereby constitutes and appoints C. H. Poindexter, E. A. Crooke and D. A. Brune and each of them his true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to do any and all acts and things and to execute, in his name any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Company to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the registration under said Act of not exceeding 3,000,000 shares of Common Stock (without par value) of said Company, all as authorized by Resolutions adopted by the Board of Directors of Baltimore Gas and Electric Company at a meeting held July 17, 1998, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below, to any registration statement to be filed with the Securities and Exchange Commission in respect of said Common Stock, to any and all amendments to any registration statement in respect to said Common Stock, or to any instruments or documents filed as part of or in connection with said registration statement or amendments to such documents; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed, or caused to be subscribed, these presents this 17th day of July, 1998.


                                                         Signature


Principal Executive Officer
and Director                                        /s/ C. H. Poindexter
                                                    ---------------------
                                                       C. H. Poindexter
                                                     Chairman of the Board
                                                         and Director


Principal Financial and
Accounting Officer                                    /s/ D. A. Brune
                                                   --------------------
                                                         D. A. Brune
                                                        Vice President

                                                           Exhibit 24
                                                           Page 2 of 2
                                                           Power of Attorney
                                                           in connection with
                                                           the registering of
                                                           not exceeding
                                                           3,000,000 shares
                                                           of Common Stock
                                                           (without par value)
                                                           of the Company



                                    Directors



         /s/ H. Furlong Baldwin             /s/ Jerome W. Geckle
         ---------------------              ---------------------
           H. Furlong Baldwin                  Jerome W. Geckle



         /s/ Beverly B. Byron               /s/ Freeman A. Hrabowski, III
        ----------------------              -----------------------------
           Beverly B. Byron                   Freeman A. Hrabowski, III



         /s/ J. Owen Cole                   /s/ Nancy Lampton
        ----------------------              ----------------------------
           J. Owen Cole                          Nancy Lampton



         /s/ Dan A. Coluss                  /s/ George V. McGowan
        ----------------------             ------------------------------
           Dan A. Colussy                       George V. McGowan



         /s/ Edward A. Crooke               /s/ George L. Russell, Jr.
        ----------------------             ------------------------------
         Edward A. Crooke                   George L. Russell, Jr



         /s/ James R. Curtiss               /s/ Michael D. Sullivan
        ----------------------             ----------------------------
         James R. Curtiss                   Michael D. Sullivan










Dated:  July 17,1998